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EXHIBIT 10.5

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is entered into as of the 27th day of March, 2003 by and between Prism Software Corporation ("Debtor") and the Conrad von Bibra Revocable Trust ("Secured Party");

                                R E C I T A L S:
                                 - - - - - - - -

         A. Debtor has executed a Promissory Note in favor of Secured Party in the principal amount of $100,000, dated March 27, 2003 (the "Note") and a Credit Agreement, dated March 15, 2003 (the "Credit Agreement");

         B. Debtor desires to grant to Secured Party a security interest in its assets to secure the Note and the Credit Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. CREATION OF SECURITY INTEREST. Debtor hereby pledges and grants to Secured Party a security interest in all of its assets, including without limitation, those described below, and all substitutions therefor and proceeds (including insurance proceeds) thereof (the "Collateral"):

         (i) All furniture fixtures and equipment;

         (ii) All accounts receivable;

         (iii) All contract rights; and

         (iv) All software developed by Debtor, including source and object codes related thereto.

         2. DEBTOR'S REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that (a) Debtor owns the Collateral free and clear of all liens, charges, options, encumbrances, rights or interests of others of any kind except those created by this Agreement, (b) Debtor has the absolute and unrestricted right, power, authority and capacity to execute and deliver the Note and the Credit Agreement and to grant a security interest in the Collateral in accordance with the terms of this Agreement, (c) Debtor will do all acts necessary to maintain, preserve and protect the Collateral and to keep it in good condition and repair, and will pay, prior to delinquency, any taxes, charges or liens imposed or assessed upon the Collateral, (d) Debtor will not sell, assign or convey any interest in the Collateral or permit the Collateral to be removed from the State of California without the prior written consent of the Secured Party; and (e) Debtor will observe and comply with all applicable laws, rules and regulations in its use of the Collateral.

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         3. PURPOSE. The security interest created by this Agreement secures payment in full when due of (a) all indebtedness of the Debtor to Secured Party under the Note and the Credit Agreement, (b) the performance of all other obligations of Debtor under the Note, the Credit Agreement and this Agreement and (c) any amounts advanced and expenditures made by Secured Party for the maintenance and preservation of the Collateral, or any part thereof.

         4. TERM OF SECURITY AGREEMENT. This Agreement shall continue, and Secured Party shall retain possession of and its security interest in the Collateral, until (a) payment in full of all amounts due under or by virtue of the Note, the Credit Agreement and any provision of this Agreement, and (b) the full performance and discharge of all other obligations of Debtor under the Note, the Credit Agreement and this Agreement.

         5. DEFAULT. The occurrence of any one of the following events or conditions shall constitute a default under this Agreement:

                  (a) failure of Debtor to make any payment of principal or interest under the Note or the Credit Agreement when due, or any other default under the terms of the Note or the Credit Agreement;

                  (b) failure of Debtor to timely perform or discharge any covenant, obligation or condition under this Agreement;

                  (c) failure of any representation or warranty in this Agreement to have been true and complete when made;

                  (d) appointment of a receiver or trustee for all or any portion of Debtor's property;

                  (e) the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of Debtor under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy, insolvency or similar law, or appointing a receiver, trustee, or custodian of Debtor or for any substantial part of Debtor's property, which decree or order is not stayed or set aside within 60 days thereafter; or

                  (f) the filing by Debtor of a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or the consent by Debtor to the institution of proceedings thereunder or to the appointment of a receiver, trustee or custodian.

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         6. SECURED PARTY'S REMEDIES. Upon default as specified in section 5,
Secured Party may, at his option, exercise any one or more of the following rights:

                  (a) declare all unpaid principal and accrued interest under the Note and the Credit Agreement immediately due and payable;

                  (b) exercise its rights and remedies under the California Commercial Code as a secured creditor having a security interest in the Collateral, and in particular, sell all or any part of the Collateral at one or more public or private sales, on at least thirty days' prior notice and otherwise in a commercially reasonable manner and upon reasonable terms and conditions, taking into account all the circumstances; and

                  (c) exercise any and all further rights or remedies of Secured Party under the California Commercial Code or other applicable law.

                  To the extent permitted by law, Debtor hereby waives all requirements for the exercise of any of Secured Party's remedies other than those provided in this Agreement. Secured Party shall be entitled to enforce any of the remedies in this section successively or concurrently. The enforcement of any remedy provided in this section shall not prejudice the right of Secured Party to pursue any other or further remedy which it may have.

         7. DISPOSITION OF PROCEEDS OF SALE OF COLLATERAL. Secured Party may retain from the proceeds of any sale of the Collateral provided for in section 6 an amount sufficient to pay any and all amounts due Secured Party under the Note, the Credit Agreement or this Agreement, together with all costs and expenses of preparing for, promoting, conducting and closing the sale, including reasonable attorneys' fees. Secured Party shall then pay any balance of the proceeds to Debtor, except as otherwise provided by law, subject to the rights of the holder of any then existing lien of which Secured Party has notice.

         8. ESTOPPEL OR WAIVER. No act or failure to act on the part of Secured Party under this Agreement shall be deemed or construed to be a waiver of or an election with respect to any right, power or remedy Secured Party has under this Agreement or the Note or the Credit Agreement, or that may otherwise be available to Secured Party.

         9. FURTHER COOPERATION. Debtor agrees that upon reasonable request by Secured Party, Debtor will promptly execute and deliver any documents, and take all additional actions reasonably deemed necessary or desirable by Secured Party to effect the purposes of this Agreement.

         10. FINANCING STATEMENT.

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                  (a) Concurrently with the execution and delivery of this
         Agreement, Secured Party shall file a financing statement on Form UCC-l pertaining to the Collateral. Secured Party is hereby authorized to file said financing statement with the Uniform Commercial Code Division of the Office of the California Secretary of State. From time to time, as reasonably requested by Secured Party, Debtor shall execute and deliver to Secured Party such additional documents and instruments as may be necessary to perfect and maintain Secured Party's security interest in the Collateral.

                  (b) Upon termination of the security interest provided for herein, Secured Party shall promptly execute and deliver to Debtor any and all documents (including a termination statement in a form suitable for filing under the Uniform Commercial Code of the State of California) which Debtor may deem to be necessary or appropriate in order to adequately evidence the termination of such security interest.

         11. SEVERABILITY. If any provision of this Agreement is determined to be invalid or unenforceable, all of its other provisions shall nevertheless remain in full force and effect.

         12. BINDING UPON SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties.

         13. ENTIRE AGREEMENT. This Agreement, together with the Notes and any financing statement executed in connection with this Agreement, is intended by the parties as the final, complete and exclusive expression of the terms and conditions of their agreement, and supersedes all prior agreements and representations.

         14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         15. ATTORNEYS' FEES. If an action is brought to enforce or interpret the provisions of this Agreement, the party prevailing in such action shall be entitled to recover reasonable attorneys' fees and costs of collection.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            Prism Software Corporation

                                            By: /S/ E. TED DANIELS
                                                -------------------------
                                                E. Ted Daniels, President



                                            /S/ CONRAD VON BIBRA
                                            ------------------------------------
                                            Conrad von Bibra, trustee for
                                            the Conrad von Bibra Revocable Trust

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